UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 11, 2007

ENERGY CONVERSION DEVICES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-8403	38-1749884
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2956 Waterview Drive, Rochester Hills, MI		48309
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code	(248)	293-0440

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 15, 2007, Energy Conversion Devices, Inc. (the “Company”) announced that Robert C. Stempel is retiring as Chairman of the Board and a director of ECD, effective at the Company’s 2007 Annual Meeting of Stockholders on December 11, 2007 (the “2007 Annual Meeting”). At that time, the Board of Directors intends to appoint a successor non-executive Chairman from the directors elected at the 2007 Annual Meeting. A copy of the press release announcing Mr. Stempel’s retirement is filed as Exhibit 99.1 to this report.

On October 11, 2007, the Board of Directors, in conjunction with the completion of the Company’s succession planning and restructuring activities, discontinued the Lead Director position, which it had established in March 2007 to assist the Company in these activities. Additionally, the Board of Directors dissolved the Special Committee of the Board, which consisted of the Company’s independent directors, established in August 2005 for the purpose of reviewing the Company’s overall management structure and overseeing the development and implementation of the senior management succession plan.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 11, 2007, the Board of Directors of the Company approved the Amended and Restated Bylaws of the Company as part of an initiative to update the Company’s corporate governance structure. At the same time and as part of the same initiative, the Board of Directors also approved an Amended and Restated Certificate of Incorporation of the Company. These activities are intended to modernize the Company’s charter documents, which have remained in many respects substantively unchanged since their original adoption, to conform with Delaware law and best practices.

Another key part of this initiative is the adoption of the role of the non-executive Chairman, which the Board intends to implement immediately following the 2007 Annual Meeting by appointing a non-executive Chairman from the independent directors elected at the 2007 Annual Meeting.

The Amended and Restated Certificate of Incorporation is subject to, and will become effective upon, stockholder approval, which is being sought at the Company’s 2007 Annual Meeting. The Amended and Restated Bylaws do not require stockholder approval and are effective immediately.

The following describes the specific changes to the Company Bylaws, and a copy of the Company’s Amended and Restated Bylaws reflecting these changes is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by this reference:

Amendments regarding Board of Directors:

•

Provide for a minimum at any time of three directors and a maximum of ten directors, which may be changed by resolution of the Company’s Board of Directors (the “Board”), replacing the prior provision which set the number of directors at not less than three or more than eight.

•	Provide that vacancies on the Board shall be filled by the directors then in office, eliminating the right of stockholders to fill vacancies.
•	Eliminate from the Bylaws the right of stockholders to remove directors, which is a right of the stockholders granted under Delaware law and thus redundant.
•	Provide that no less than three directors shall constitute a quorum, to conform to current Delaware law.
•	Eliminate the right of the Treasurer to call special meetings of the Board.
•	Provide that committees of the Board shall be governed by Section 141(c)(2) of the Delaware General Corporation Law.
•	Eliminate the provision that a director who resigns or is removed has no right to damages on account of such resignation or removal.

Amendments regarding Officers:

•	Provide for the separate offices of President and Chief Executive Officer, and Chief Financial Officer.
•	Separate the office of Chairman from the office of President and Chief Executive Officer, with the powers and duties of the Chairman to be determined by the Board.
•	Provide for more traditional designation of authorities for the office of President and Chief Executive Officer.
•

Prohibit the same person from simultaneously holding the offices of the President and Chief Executive Officer and Secretary, replacing the restriction that neither the Chairman nor the President may simultaneously hold the office of either Vice President or Secretary.

•	Provide that officers serve such terms as determined by the Board, replacing the provision requiring that officers be appointed annually by the Board at the annual meeting of stockholders.
•

Provide that the authority to designate the powers and duties of each named officer follow what more often occurs in practice, including, for instance, that the President and Chief Executive Officer (and not solely the Board, as the former Bylaws provided) would be authorized to determine the duties of Chief Financial Officer, and that the Chief Financial Officer would be authorized to determine the duties of the Treasurer.

•	Eliminate the provision that an officer who resigns or is removed has no right to damages on account of such resignation or removal.

Amendments regarding Stockholders:

•

Provide that a special meeting of the stockholders may only be called by the Board, eliminating the right of the Chairman and of stockholders holding one-fifth interest in the Company to call such meeting.

•	Eliminate the right of stockholders who hold one-fifth interest in the Company’s capital stock to specify purposes for which an annual meeting is held.
•	Provide “advance notice” procedures under Delaware law that stockholders are required to follow in order to have stockholder nominations and proposals taken up at a meeting of stockholders.
•

Provide certain rules and procedures relating to stockholder meetings, including rules governing inspectors of elections and authorize the Board or chairman of the meeting to prescribe and enforce stockholder meeting rules and procedures.

•	Provide that the annual meeting of stockholders be held annually, to conform to current Delaware law.
•	Provide for the delivery of notice for a meeting of stockholders as described in the Bylaws to conform to current Delaware law.
•	Provide for the fixing of a record date, where one has not been fixed by the Board, to conform to timing requirements under current Delaware law.
•	Provide that the Corporate Secretary be required to make available for every meeting of stockholders a list of stockholders entitled to vote at such meeting, not solely for the annual meeting.
•	Eliminate the requirement that stockholder action by written consent be unanimous, to conform to current Delaware law.

Amendments regarding Other Matters:

•	Provide for changes in technology, for instance, with respect to delivery methods for notices and other writings, and for the electronic issuance, recordation and transfer of shares.
•	Provide that stock certificates may be signed by the Chairman or the President and Chief Executive Officer.
•	Eliminate the provision related to the voting of stock held in a fiduciary capacity or pledged, which is governed by current Delaware law.

Item 9.01	Exhibits

(d)	Exhibits:

3.1	Amendment and Restated Bylaws
99.1	Press release issued on October 15, 2007 announcing the retirement of Robert C. Stempel

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY CONVERSION DEVICES, INC.

By:	/s/ Ghazaleh Koefod
Corporate Secretary

Date: October 17, 2007

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment and Restated Bylaws
99.1	Press release issued on October 15, 2007 announcing the retirement of Robert C. Stempel